UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 8, 2006
                                                         ----------------

                               CYTOGEN CORPORATION

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               (Exact Name of Registrant as Specified in Charter)

       Delaware                       000-14879                  22-2322400
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
   of Incorporation)                                         Identification No.)

  650 College Road East, CN 5308, Suite 3100, Princeton, NJ         08540
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                  (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS.


     On February 8, 2006, Cytogen Corporation ("Cytogen") and Savient Pharmaceuticals, Inc. ("Savient") announced the execution of a binding letter of intent to negotiate a definitive agreement granting Cytogen exclusive marketing rights for SOLTAMOX(TM) (tamoxifen citrate) in the United States. SOLTAMOX, a cytostatic estrogen receptor antagonist, is the first oral liquid hormonal therapy approved in the U.S. It is indicated for the treatment of breast cancer in adjuvant and metastatic settings and to reduce the risk of breast cancer in women with ductal carcinoma in situ (DCIS) or with high risk of breast cancer.

     Under the terms of the final transaction, Cytogen will pay to Savient upon closing an upfront licensing fee of $2 million and additional contingent sales-based milestone payments of up to a total of $4 million. Savient will also receive royalties on net sales of SOLTAMOX. Additionally, Rosemont Pharmaceuticals Ltd. ("Rosemont"), a wholly owned subsidiary of Savient, will enter into a supply agreement with Cytogen for the manufacture and supply of SOLTAMOX. Consummation of the transaction, which has been approved by the boards of directors of both companies, is subject to a number of conditions, including satisfactory completion of due diligence by Cytogen and negotiation and execution of definitive licensing and supply agreements by Cytogen, Savient and Rosemont.

     These matters were announced in a press release issued February 8, 2006, which is attached hereto as Exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

          Exhibit No.      Description
          -----------      -----------

             99.1 Press Release of Cytogen Corporation and Savient Pharmaceuticals, Inc. dated February 8, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION



                                        By:/s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer

Dated:   February 8, 2006

                                  EXHIBIT INDEX


          Exhibit No.      Description
          -----------      -----------

             99.1 Press Release of Cytogen Corporation and Savient Pharmaceuticals, Inc. dated February 8, 2006